UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

GREENTEK CORP.

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	000-53526 (Commission File Number)	90-0666440 (I.R.S. Employer Identification No.)

9900 Corporate Campus Drive, Ste 3000 Louisville, Kentucky 40223 (Address of principal executive offices) (zip code)

(502) 657-6005 (Registrant’s telephone number, including area code)

PSP Industries, Inc. 2206 North 640 West West Bountiful, Utah 84087
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by GreenTek Corp., a Utah corporation (the “Registrant”), in connection with the item set forth below.

Item 3.02 Unregistered Sales of Equity Securities.

On February 9, 2012, the Registrant entered into a binding Reg S Offshore Subscription Agreement (the “Subscription Agreement”) with JM International, Ltd., a Cayman Islands corporation (“JM International”), relating to the sale of a total of 6,250,000 shares of its common stock, $.001 par value (the Common Stock”), in consideration for the cancellation of $31,250 of indebtedness owed by the Registrant to JM International. The shares were issued at an effective price of $.005 per share, which the Board of Directors determined to be good and valuable consideration and fair to the Registrant.

The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation 506 and Section 4(5) under the Securities Act, Section 4(2) under the Securities Act and Regulation S under the Securities Act. The Registrant relied upon, among other things, representations from JM International that it was an “accredited investor” within the meaning of Rule 501(a) under the Securities Act as the basis for the Regulation 506 and Section 4(5) exemptions. In addition, the Registrant relied upon, among other things, the fact that JM International was a sophisticated investor, could bear the risk of the investment from a financial point of view, and was given access to information about the Registrant. Finally, the Registrant relied upon the fact that the investor was not a “U.S. Person,” in concluding that it was entitled to rely upon the exemption provided by Regulation S.

The shares will be issued by the Registrant’s transfer agent as promptly as practicable bearing a restrictive legend. As a result of the issuance, the Registrant will have 7,965,004 issued and outstanding shares of Common Stock, and JM International will represent 78.47% of the total issued and outstanding number of shares. JM International is under common control with the Registrant. JM International is owned by John (Jongmoon) Choi, Chief Executive Officer and President of the Registrant, who also controls the Registrant through his executive positions.

A copy of the Subscription Agreement will be filed as an exhibit to the Registrant’s next quarterly report on Form 10-Q pursuant to Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENTEK CORP.

Date: February 9, 2012	By:	/s/ John (Jongmoon) Choi
John (Jongmoon) Choi, Chief Executive Officer and President